UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report September 30, 1996


               GRIFFIN REAL ESTATE FUND-VI, A LIMITED PARTNERSHIP

                                    MINNESOTA


                         Commission file number 33-1629

                   IRS Employer Identification No. 41-1545501

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402


                  Registrant's telephone number: (612) 338-2828





Item 2.  Acquisition or disposition of assets.


                        DISPOSITION OF BASS LAKE BUILDING
                 5701 INTERNATIONAL PARKWAY, NEW HOPE, MINNESOTA


On September 30, 1996, Bass Lake Building located at 5701 International Parkway, New Hope, MN, was sold to Churchill-Winston, Limited Partnership.

Description of Property
The Bass Lake Building is a 47,585 square foot office warehouse located at 5701 International Parkway, New Hope, MN. The property was originally acquired by Griffin Real Estate Fund-VI on May 18, 1988 for $1,735,000. A downpayment of $660,199 was made with the balance of $1,074,801 financed by assuming the first mortgage loan.

Sale of Property
The sales price of $1,425,000 cash only was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-VI, to any affiliates of Griffin Real Estate Fund-VI, to its General Partners, or to any associates of its General Partners. With the sale of the property, the associated mortgage principal balance of $1,004,357 and accrued interest of $6,721 were extinguished.


Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

      Proforma financial information.



                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1995


                                                                               * After
                                                                             Disposition
ASSETS:                                       Actual         Adjustment       Proforma
-------                                    -----------      -----------      -----------
Cash and cash equivalents                  $   135,745      $   329,629      $   465,374
Real estate tax escrow deposits                 68,649          (11,348)          57,301
Receivables and other assets                    10,772             (574)          10,198
                                           -----------      -----------      -----------
  Total                                        215,166          317,707          532,873
                                           -----------      -----------      -----------

PROPERTY AND EQUIPMENT:
Land                                         1,085,776         (335,000)         750,776
Buildings and improvements                   6,443,789       (1,530,068)       4,913,721
Furniture and equipment                        242,362             --            242,362
Less valuation allowance                      (470,000)         405,000          (65,000)
                                           -----------      -----------      -----------
  Total                                      7,301,927       (1,460,068)       5,841,859
Less accumulated depreciation                1,919,664         (361,588)       1,558,076
                                           -----------      -----------      -----------
Property and equipment - net                 5,382,263       (1,098,480)       4,283,783
                                           -----------      -----------      -----------

Deferred expenses (less accumulated
  amortization -$22,547)                        43,607           (6,080)          37,527
                                           -----------      -----------      -----------
  TOTAL ASSETS                             $ 5,641,036      $  (786,853)     $ 4,854,183
                                           ===========      ===========      ===========


LIABILITIES AND PARTNERS' EQUITY:
---------------------------------

LIABILITIES:
Accounts payable:
  Affiliate                                $    11,818      $      --        $    11,818
  Other                                         14,385           (2,921)          11,464
Security deposits                               51,567          (14,747)          36,820
Accrued interest                                32,971           (6,798)          26,173
Mortgage notes payable                       4,172,438       (1,015,842)       3,156,596
                                           -----------      -----------      -----------
  Total liabilities                          4,283,179       (1,040,308)       3,242,871
                                           -----------      -----------      -----------

PARTNERS' EQUITY:
General Partners                              (100,118)          (2,535)         (97,583)
Limited Partners                             1,457,975         (250,920)       1,708,895
                                           -----------      -----------      -----------
  Total Partners' Equity                     1,357,857         (253,455)       1,611,312
                                           -----------      -----------      -----------

TOTAL LIABILITIES AND PARTNERS' EQUITY     $ 5,641,036      $  (786,853)     $ 4,854,183
                                           ===========      ===========      ===========


* The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.




                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                                *After Disposition
REVENUES:                                         Actual        Adjustments          Proforma
---------                                      -----------      -----------     ------------------
Rent (less apartment vacancies: 1995,
      $92,041)                                 $ 1,134,321      $  (176,348)       $   957,973
Common Area maintenance
      reimbursement                                220,087         (105,730)           114,357
Interest                                             4,401             --                4,401
Other                                               34,669             --               34,669
                                               -----------      -----------        -----------
   Total revenues                                1,393,478         (282,078)         1,111,400
                                               -----------      -----------        -----------

EXPENSES:
Interest                                           402,217          (82,105)           320,112
Depreciation and amortization                      231,729          (50,292)           181,437
Property valuation provision (benefit)             (75,000)          49,000            (26,000)
Real Estate Taxes                                  198,286          (68,087)           130,199
Repairs and maintenance                            179,392          (38,245)           141,147
Utilities                                           77,295           (3,969)            73,326
Salaries and employee benefits                     126,596             --              126,596
Management fees to related parties                  70,508           (7,956)            62,552
Administrative                                      89,924          (14,257)            75,667
Insurance                                           27,968           (1,919)            26,049
Bad Debt                                            24,588          (21,536)             3,052
Other                                               11,150             --               11,150
                                               -----------      -----------        -----------

   Total Expenses                                1,364,653         (239,366)         1,125,287
                                               -----------      -----------        -----------

NET INCOME (LOSS)                              $    28,825      $   (42,712)       $   (13,887)
                                               ===========      ===========        ===========

NET  INCOME  (LOSS)  ALLOCATED  TO GENERAL
PARTNER                                        $       288      $      (427)       $      (139)
                                               ===========      ===========        ===========

NET  INCOME  (LOSS)  ALLOCATED  TO LIMITED
PARTNERS                                       $    28,537      $   (42,285)       $   (13,748)
                                               ===========      ===========        ===========

PER UNIT:

NET INCOME (LOSS)                              $      1.50      $     (2.22)       $      (.72)
                                               ===========      ===========        ===========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.



                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                  JUNE 30, 1996
                                   (unaudited)


                                                                       *After Disposition
ASSETS:                                  Actual        Adjustments          Proforma
-------                               -----------      -----------     ------------------
Cash and cash equivalents             $   194,529      $   332,282        $   526,811
Receivables and other assets               54,228          (17,325)            36,903
                                      -----------      -----------        -----------
    Total                                 248,757          314,957            563,714
                                      -----------      -----------        -----------

PROPERTY AND EQUIPMENT:
   Land                                   673,000         (335,000)           338,000
   Buildings and Improvements           3,174,487       (1,530,068)         1,644,419
   Less valuation allowance              (470,000)         405,000            (65,000)
                                      -----------      -----------        -----------
Total                                   3,377,487       (1,460,068)         1,917,419
  Less accumulated depreciation           800,833         (385,815)           415,018
                                      -----------      -----------        -----------
Property and Equipment- net             2,576,654       (1,074,253)         1,502,401
                                      -----------      -----------        -----------

TOTAL ASSETS                          $ 2,825,411      $  (759,296)       $ 2,066,115
                                      ===========      ===========        ===========


LIABILITIES AND PARTNERS' EQUITY:
---------------------------------

LIABILITIES:
   Accounts payable and accrued
        liabilities                   $    19,992      $   (10,515)       $     9,477
   Security Deposit                        37,366          (19,164)            18,202
   Mortgage notes payable               1,782,129       (1,008,262)           773,867
                                      -----------      -----------        -----------
        Total liabilities               1,839,487       (1,037,941)           801,546
                                      -----------      -----------        -----------

PARTNERS' EQUITY:
   General Partners                      (103,837)           2,786           (101,051)
   Limited Partners                     1,089,761          275,859          1,365,620
                                      -----------      -----------        -----------
        Total Partners' Equity            985,924          278,645          1,264,569
                                      -----------      -----------        -----------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                      $ 2,825,411      $  (759,296)       $ 2,066,115
                                      ===========      ===========        ===========


*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.




                          GRIFFIN REAL ESTATE FUND-VI,
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1996
                                   (unaudited)


                                                                    *After Disposition
REVENUES:                                Actual       Adjustments        Proforma
---------                              ---------      -----------   ------------------
Rental Income                          $ 581,213      $(140,086)        $ 441,127
Interest Income                            5,386           --               5,386
Other Income                              10,094           --              10,094
                                       ---------      ---------         ---------

    Total Revenues                       596,693       (140,086)          456,607
                                       ---------      ---------         ---------

OPERATING EXPENSES:
Operating Expenses                       355,690        (53,782)          301,908
Interest Expense                         167,414        (40,660)          126,754
Depreciation and amortization             98,711        (25,140)           73,571
                                       ---------      ---------         ---------

    Total Operating Expenses             621,815       (119,582)          502,233
                                       ---------      ---------         ---------

NET LOSS BEFORE
    EXTRAORDINARY ITEM                   (25,122)       (20,504)          (45,626)

EXTRAORDINARY ITEM:
   LOSS ON SALE OF PROPERTY                 (393)          --                (393)
                                       ---------      ---------         ---------

NET LOSS                                 (25,515)       (20,504)          (46,019)

NET LOSS ALLOCATED
   TO GENERAL PARTNER                       (255)          (205)             (460)
                                       ---------      ---------         ---------

NET LOSS ALLOCATED
   TO LIMITED PARTNERS                 $ (25,260)     $ (20,299)        $ (45,559)
                                       =========      =========         =========

PER UNIT (weighted average basis):

NET LOSS BEFORE
   EXTRAORDINARY ITEM                  $   (1.31)     $   (1.09)        $   (2.40)

EXTRAORDINARY ITEM                          (.02)          --                (.02)
                                       ---------      ---------         ---------

NET LOSS                               $   (1.33)     $   (1.09)        $   (2.42)
                                       =========      =========         =========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.





                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRIFFIN REAL ESTATE FUND VI,
                                   A LIMITED PARTNERSHIP

                                   BY:   GRIFFIN EQUITY PARTNERS
                                       ITS GENERAL PARTNER



Date:  October 14, 1996            BY:   /s/ Larry D. Fransen
                                   ----------------------------------------
                                       Larry D. Fransen
                                       General Partner